SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             Sawtek Inc.
        (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[ ]    $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)
       or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.
       1) Title of each class of securities to which transaction applies:

          --------------------------------------------------------------

       2) Aggregate number of securities to which transaction applies:

          --------------------------------------------------------------

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

          --------------------------------------------------------------

       4) Proposed maximum aggregate value of transaction:

          --------------------------------------------------------------

       5) Total fee paid:

[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid: ____________________
       2)  Form, Schedule or Registration Statement No.: __________________
       3)  Filing Party: _____________________
       4)  Date Filed: ______________________

                                     SAWTEK
                                  INCORPORATED
                               1818 S. Highway 441
                              Apopka, Florida 32703
                                 (407) 886-8860

                    Notice of Special Meeting of Shareholders


TO THE HOLDERS OF COMMON STOCK OF SAWTEK INC.:

A special meeting of the shareholders of Sawtek Inc. (the "Company") will be held at the corporate offices of the Company, 1818 South Highway 441, Apopka, Florida 32703, on Monday, March 17, 1997, starting at 10:00 a.m. for the following purpose:

         To consider and act upon a proposed amendment to the Company's Articles of Incorporation increasing the number of authorized shares of Common Stock, par value $.0005 per share, from 40,000,000 shares to 120,000,000 shares.

Holders of Common Stock of record at the close of business on February 14, 1997 will be entitled to vote at the meeting.

By order of the Board of Directors


                                                              WILLIAM A. GRIMM
                                                              Secretary


Apopka, Florida
February 14, 1997


--------------------------------------------------------------------------------

                              IMPORTANT NOTICE

        To assure your  representation  at the meeting,  please  complete, date, sign, and mail promptly the enclosed
               proxy for which a return envelope is provided.

--------------------------------------------------------------------------------

                                     SAWTEK
                                  INCORPORATED
                               1818 S. Highway 441
                              Apopka, Florida 32703
                                 (407) 886-8860

Notice of a Special Meeting of Shareholders to be held March 17, 1997

General Information
-------------------
The accompanying proxy is solicited by the Board of Directors of the Company for use at a special meeting of the shareholders to be held on March 17, 1997 at the time and place set forth on the notice of the meeting. A shareholder may revoke his proxy at any time prior to the time it is voted at the meeting by filing with the Secretary of the Company a written notice of revocation, by duly executing and delivering a subsequent proxy bearing a later date, or by attending the meeting and voting in person.

The record date for shareholders entitled to vote at the meeting is February 14, 1997.

The Company has only one class of outstanding shares, namely Common Stock, par value $.0005 per share, of which there were 20,341,186 shares outstanding on the record date and 106 holders of record. Each share is entitled to one vote.

The shares represented by each valid proxy will be voted at the meeting or any adjournment thereof, and, if a choice is specified in the proxy, the shares will be voted in accordance with such specification. If no vote is specified, the shares will be voted as set forth in the accompanying proxy. The proposal to amend the Company's Articles of Incorporation to increase the authorized shares requires a majority of the votes cast at a meeting where a quorum is present. A quorum consists of a majority of the outstanding shares of Common Stock. With respect to abstentions, shares are considered present at the meeting for a particular proposal, but since they are not affirmative votes for the proposal, they will have the same effect as votes against the proposal. With respect to shares held in brokerage accounts, shares which are not voted by the broker are not considered present at the meeting for the particular proposal.

The cost of soliciting proxies will be borne by the Company. Officers and employees may, by letter, telephone, or in person, make additional requests for the return of proxies. The Company will reimburse brokerage houses, custodians, nominees and others for their out-of-pocket expenses incurred in connection with such solicitation. The Company also has retained ADP Corporation to aid in the solicitation of proxies at an estimated fee of $4,000. This Proxy Statement and the accompanying proxy are being mailed to shareholders commencing on February 14, 1997.

               PROPOSED AMENDMENT INCREASING THE NUMBER OF SHARES
               OF COMMON STOCK WHICH THE COMPANY HAS THE AUTHORITY
              TO ISSUE FROM 40,000,000 SHARES TO 120,000,000 SHARES


         On January 20, 1997, the Board of Directors adopted the following resolution:

         RESOLVED: That this  Board of  Directors  deems it  advisable  that the amendment to the Articles of Incorporation of this corporation be amended so as to increase the total number of shares of Common Stock which this corporation shall have authority to issue from 40,000,000 shares, with a par value of $.0005 per share, to 120,000,000 shares, with a par value of $.0005 per share.

         The Board of Directors also directed that the proposed amendment be submitted for action at the special meeting of Shareholders to be held on March 17, 1997.

         Increase in Number of Shares of Common Stock. If approved by the shareholders, the amendment will authorize the Company to issue an additional 80,000,000 shares of the Company's Common Stock, par value $.0005 per share. As of February 14, 1997, there were 40,000,000 shares of Common Stock authorized, of which 20,341,186 shares were outstanding, 1,604,200 shares were available for issuance pursuant to the Company's stock option plan, and 468,676 shares were available for issuance pursuant to the Company's Employee Stock Purchase Plan. The Board of Directors is empowered under the Articles of Incorporation of the Company to issue shares of authorized Common Stock without further shareholder approval. The holders of the Company's Common Stock do not have preemptive rights.

         The Company is authorized to issue up to 1,000,000 shares of preferred stock. The Board of Directors has authority to issue the preferred stock in one or more series and to fix the number of shares constituting any such series, and the voting powers, designations, preferences, and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof, including the dividend rights, dividend rate, terms of redemption, redemption prices, conversion and voting rights, and liquidation preferences, without any further vote or action by the holders of Common Stock.

         The authority of the Board of Directors to issue preferred stock could be used to discourage attempts by others to obtain control of the Company through a merger, tender offer, proxy or consent solicitation, or otherwise, by making such attempts more difficult to achieve and more costly. The Board of Directors may issue preferred stock without approval of the holders of Common Stock and with voting rights that could adversely affect the voting power of the then existing holders of Common Stock. There are no agreements or understandings for the issuance of preferred stock, and the Board of Directors has no present intention of issuing any shares of preferred stock, nor are any shares of preferred stock outstanding at the present time.

         Recommendation of the Board of Directors. The Company presently has 20,341,186 shares of Common Stock outstanding and 40,000,000 shares of Common Stock authorized. The Board of Directors believes that it is in the best long-term and short-term interest of the Company and its shareholders to increase the amount of authorized shares by 80,000,000 to a total of 120,000,000 shares to provide sufficient shares for general corporate purposes as may be advisable by the Board of Directors without further action or authorization by the shareholders. Such corporate purposes might include stock splits, acquisition of capital funds through the sale of stock, and the acquisitions of other corporations or properties. The Board of Directors believes that the availability of shares would afford the Company flexibility in considering and implementing any of the corporate transactions enumerated. There are no current agreements, arrangements, or understandings with respect to the issuance of any shares of Common Stock which would be authorized by the amendment, except that in light of the current price of the Company's Common Stock the Board of Directors is considering a two-for-one stock split, and in light of overall current market conditions, the Board of Directors is considering raising additional equity capital through the sale of shares of Common Stock. There can be no assurance that a stock split or an equity offering will occur.

         The Board of Directors recommends a vote for the proposed amendment.

                DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

         The Company's next Annual Meeting will be held in January 1998. An eligible shareholder who desires to have a qualified proposal considered for inclusion in the proxy statement for that meeting must have given notice to the Company of the terms and content of the proposal not later than August 17, 1997.

                                  OTHER MATTERS

         Florida law provides that no other matters may be brought before the meeting.

                                 VOTING PROXIES

         The Board of Directors recommends an affirmative vote on the proposal specified. Proxies will be voted as specified. If signed proxies are returned without specifying an affirmative or negative vote on any proposal, the shares represented by such proxies will be voted in favor of the Board of Directors' recommendation.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the number and percentage of outstanding shares of Common Stock beneficially owned (as defined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934) as of January 31, 1997 by (i) all persons known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each Director of the Company, (iii) each Executive Officer of the Company and (iv) all Directors and Executive Officers as a group. Unless otherwise indicated, all persons listed hold sole voting and investment power with respect to the shares listed opposite their respective names.

                                                                             Shares Beneficially Owned
                                                                              Number            Percent
Principal Shareholders:
Employee Stock Ownership Plan and Trust for Employees of Sawtek Inc.(1)     9,815,035            48.25%
Executive Officers and Directors:
Steven P. Miller (2)                                                        1,321,346             6.50%
Neal J. Tolar (3)                                                           1,141,827             5.61%
Gary A. Monetti (4)                                                           200,980             1.00%
Thomas L. Shoquist (5)                                                         80,340               *
Raymond A. Link (6)                                                             6,648               *
Robert C. Strandberg (7)                                                        3,467               *
Bruce S. White                                                                 10,000               *
Willis C. Young (8)                                                             6,667               *
All directors and executive officers as a group (8 persons)                 2,771,275            13.62%

* Less than 1% of the outstanding Common Stock.

(1) Messrs. Miller, Tolar, Strandberg and Young are the Trustees of the ESOP. The ESOP, through its Trustees, exercises sole dispositive and voting control over these shares, all of which are held by the ESOP as record owner. Includes 6,778,604 shares allocated to participants' accounts and 3,036,431 shares not yet allocated to any participant's account. Each ESOP participant, with respect to certain matters, controls the voting of shares allocated to his or her account by instructing the Trustees how such shares shall be voted. The Trustees control the voting of all unallocated shares.





(2) Includes 406,323 shares held by Sawmill Investment Limited Partnership of which Mr. Miller is the general partner, 891,835 shares held by Via Capri Investment Limited Partnership of which Mr. Miller has indirect voting control, and 23,188 shares held in trust for his children. Excludes 206,400 shares owned by the ESOP but allocated to his account.

(3) Excludes 59,559 shares owned by his majority age children for which he disclaims any beneficial interest. Excludes 202,703 shares owned by the ESOP but allocated to his account. Includes 331,201 shares held by MOP Investment Limited Partnership of which Dr. Tolar is the general partner and 810,626 held by MOPNJT Investment Limited Partnership of which Dr. Tolar has indirect voting control.

(4) Includes options to purchase 164,730 shares of Common Stock exercisable within 60 days of January 31, 1997. Excludes 184,142 shares owned by the ESOP but allocated to his account.

(5) Includes 80,340 shares held in the Thomas L. Shoquist Family Trust of which Mr. Shoquist is a co-trustee. Excludes 202,047 shares owned by the ESOP but allocated to his account.

(6)      Excludes 15,842 shares owned by the ESOP but allocated to his account.

(7) Includes options to purchase 2,667 shares of Common Stock exercisable within 60 days of January 31, 1997.

(8) Includes options to purchase 6,667 shares of Common Stock exercisable within 60 days of January 31, 1997.


                                   SAWTEK INC.
                               1818 S. Highway 441
                              Apopka, Florida 32703
                                 (407) 886-8860


PROXY


     STEVEN P. MILLER, RAYMOND A. LINK AND WILLIAM A. GRIMM, or any of them, are hereby authorized, with full power of substitution, to represent and to vote the stock of the undersigned at the special meeting of shareholders of the Company to be held on March 17, 1997, or at any adjournment, upon such business as may properly come before the meeting, including the following items as set forth in the Proxy Statement.

1. Amendment to the Articles of Incorporation to increase the number of shares of Common Stock which the Company has the authority to issue from 40,000,000 shares to 120,000,000 shares:

                                                For the above
                                                Amendment          Withheld

Amendment to the Articles of Incorporation       ______              ______

You are encouraged to specify your choices by marking the appropriate box. This Proxy, when properly executed, is voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted against the Amendment to the Articles. The Proxies cannot vote your shares unless you sign and return the Card. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before this meeting.

____    I plan to attend the meeting.


Signature(s) _______________________________           Date     ______________

Signature    _______________________________           Date     ______________

         Please sign exactly as name appears above. When signing as attorney, executor, administrator, Trustee, or guardian, give your full title as such. All joint owners must sign.

(change of address)                            Shares in your name  __________
----------------------------------
----------------------------------
----------------------------------

                                                  Exhibit for SEC purposes only


                        PROPOSED ARTICLES OF AMENDMENT TO
                          ARTICLES OF INCORPORATION OF
                                   SAWTEK INC.

         The undersigned, Steven P. Miller, President of Sawtek Inc., a Florida corporation (the "Corporation") hereby executes the following Amendment to the Articles of Incorporation of the Corporation:

         ARTICLE I:  Name.  The name of the Corporation is Sawtek Inc.

         ARTICLE II: Amendment. The Articles of Incorporation of the Corpora-tion are hereby amended as follows:

         The first paragraph of Article IV, of the Articles of Incorporation is deleted in its entirety and replaced by the following:

         "The maximum number of shares of its common stock that the Corporation is authorized to have outstanding at any one time is 120,000,000 shares, $0.0005 per share par value (the "Common Stock"). The maximum number of shares of its preferred stock that the Corporation is authorized to have outstanding at any time is 1,000,000 shares, $0.01 per share par value (the "Preferred Stock"). The consideration to be paid for each share shall be fixed by the Board and may be paid in whole or in part in cash or other property, tangible or intangible, or in labor or services actually performed or to be performed for the Corporation, with a value, in the judgment of the directors, equivalent to or greater than the full value of the shares.

         ARTICLE III: This amendment to the Articles of Incorporation was adopted by the Corporation on March 17, 1997, pursuant to a recommendation by the Board of Directors of the Corporation to the shareholders of the Corporation and approval by the required majority of the shareholders on March 17, 1997, at a special meeting of the shareholders. The number of votes cast for the amendment by the shareholders was sufficient for approval.

         IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment to Articles of Incorporation, this 17th day of March, 1997.

                                            SAWTEK INC.



                                            By:______________________________
                                               Steven P. Miller, President